UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12.

AKILI, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903	Akili, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On April 17, 2024 For Stockholders of record as of February 27, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/AKLI

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AKLI

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 5, 2024.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/AKLI	(866) 648-8133	paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* if requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Akili, Inc.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Meeting Type:  Annual Meeting of Stockholders

Date:   Wednesday, April 17, 2024

Time:   10:00 AM, Eastern Time

Place: Annual Meeting to be held live via the Internet - please visit

     www.proxydocs.com/AKLI for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/AKLI

SEE REVERSE FOR FULL AGENDA

Akili, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL

1.

To elect two Class II directors to our Board of Directors, each to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation, death or removal;

1.01 William (“BJ”) Jones, Jr.

1.02 Christine Lemke

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve an amendment to the Company’s Certificate of Incorporation to give the Board of Directors discretionary authority to effect a reverse stock split;

4.	To adjourn the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies to establish a quorum or approve Proposal 3; and

5.	To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.